Derivative Liability	12 Months Ended
Sep. 30, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Liability
14.	Derivative Liability

On December 22, 2016, the Company’s Board of Directors approved the Inspired Entertainment, Inc. Second Long-Term Incentive Plan (the “Second Plan”). The Second Plan was adopted principally to provide a mechanism through which certain management bonuses due in cash to certain members of management of Inspired upon consummation of the Merger could be paid partially in stock in order to preserve liquidity in the Company. Under such arrangement, certain members of management entitled to such cash bonuses agreed to accept 50% of the bonuses due in cash at closing and 50% in restricted stock units (“RSUs”) under the Second Plan, subject to the approval of the Second Plan by the Company’s stockholders, which has not been obtained as of September 30, 2017. The maximum number of RSUs that can be granted under the Second Plan is 200,000. The Board of Directors approved grants totaling 107,914 RSUs under the Second Plan, of which 72,746 RSUs are issued and outstanding as of September 30, 2017 and scheduled to be settled on the three-year anniversary of the Merger (e.g., December 23, 2019).

If the Second Plan is not approved by stockholders prior to December 23, 2019, the scheduled settlement date, participants will be entitled to immediately receive a cash payment based on the volume weighted average price of the Company’s common stock over the 30 trading days prior to December 23, 2019. The obligation to settle the 50% balance due to management was deemed to be a derivative liability due to the potential cash settlement provision which is not within the Company’s control and, as a result, the obligation is accounted for as a derivative liability with fair value changes being recorded in the consolidated statements of operations and comprehensive loss. The fair value of the liability is calculated based on the value of the underlying common stock. Until stockholder approval is obtained, awards under the Second Plan are not considered issued and outstanding.

During the period ended September 30, 2017, awards under the Second Plan totaling 35,168 RSUs held by two participants were cancelled upon termination of their employment in consideration of the Company agreeing to settle their awards for payment in cash. Since the derivative liability associated with the potential issuance of RSUs to these participants was settled, the Company reclassified the fair value of the derivative liability amounting to $468. The settlement amount to be paid in cash, which was approximately $380, was recorded to accrued expenses and the difference between the fair value of the derivative liability at the settlement date and the amount to be paid in cash was recorded as an adjustment to additional paid in capital.